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                                                                 Exhibit 10.5(c)

                    SONESTA INTERNATIONAL HOTELS CORPORATION
                                (the "Borrower")


             Third Allonge to $2,000,000 Commercial Promissory Note
                      dated September 29, 2000 (the "Note")


                                                           Boston, Massachusetts
                                                           November 24, 2003

         1.    Amendment to Maturity.

         As used in the Note, the definition of "Maturity" is hereby amended to read "January 31, 2004."

         THIS ALLONGE IS MADE AND DELIVERED by the Borrower and shall be a part of the Note. The Note referred to above, as amended hereby, is hereby reaffirmed by the Company.

                                     SONESTA INTERNATIONAL
                                     HOTELS CORPORATION


                                     By: /S/
                                         ---------------------------------------
                                          Peter J. Sonnabend
                                          Vice Chairman

1309840.2

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